SUPER C GROUP, LLC

FINANCIAL STATEMENTS

WITH INDEPENDENT ACCOUNTANT'S REVIEW REPORT

SEPTEMBER 30, 2024

Cenko, Vendittelli, Haynes, & Tokarz, P.L.C.

Certified Public Accountants
Troy, Michigan 48098

TABLE OF CONTENTS

Cenko, Vendittelli, Haynes & Tokarz, P.L.C.
Certified Public Accountants

5700 Crooks Road, Suite 207
Troy, Michigan 48098

Phone (248)649-7628
Fax (248)480-0802

INDEPENDENT ACCOUNTANT'S REVIEW REPORT

To the Board of Directors
Super C group
Bloomfield Hills , Michigan

We have reviewed the accompanying financial statements of Super C Group, LLC, which comprise the balance sheet as of September 30, 2024, and the related statements of operations and member' equity, and cash flows for the nine months then ended, and the related notes to the financial statements. A review includes primarily applying analytical procedures to management's financial data and making inquiries of Company management. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the financial statements as a whole. Accordingly, we do not express such an opinion.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the consolidated financial statements that are free from material misstatement whether due to fraud or error.

Accountants' Responsibility

Our responsibility is to conduct the review in accordance with the Statements on Standards for Accounting and Review Services promulgated by the Accounting and Review Services Committee of the AICPA. Those standards require us to perform procedures to obtain limited assurance as a basis for reporting whether we are aware of any material modifications that should be made to the financial statements for them to be in accordance with accounting principles generally accepted in the United States of America. We believe that the results of our procedures provide a reasonable basis for our conclusion.

We are required to be independent of Super C Group, LLC and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our review.

Accountants' Conclusion

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in accordance with accounting principles generally accepted in the United States of America.

Cenko, Vendittelli, Haynes & Tokarz PLC

February 3, 2025
Troy, Michigan

SUPER C GROUP, LLC

BALANCE SHEET

September 30, 2024

(SEE INDEPENDENT ACCOUNTANT'S REVIEW REPORT)

ASSETS

CURRENT ASSETS		
Cash and cash equivalents	$	7,746,363
Accounts receivable, net of allowance		15,372
Inventory		2,059,309
Prepaid expenses and other current assets		1,250,841
Total current assets		11,071,885
PROPERTY AND EQUIPMENT - Net		7,454,959
GOODWILL - Net		3,488,796
INTANGIBLE ASSETS - Net		1,067,217
RIGHT-OF-USE ASSETS-LEASES		27,698,722
OTHER ASSETS - Deposits		68,011
TOTAL ASSETS	$	50,849,590

LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES		
Accounts payable	$	1,221,832
Current portion of lease liabilities		7,275,479
Accrued expenses and other current liabilities:		
Accrued compensation		1,614,977
Accrued interest		43,213
Restructuring reserve		112,899
Other accrued liabilities		562,292
Total current liabilities		10,830,692
LONG-TERM LIABILITIES		
Long-term debt-bank		8,825,485
Long-term lease liabilities, net of current portion		21,627,483
TOTAL LIABILITIES		41,283,660
MEMBERS' EQUITY		9,565,931
TOTAL LIABILITIES AND MEMBERS' EQUITY	$	50,849,590

SUPER C GROUP, LLC

STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2024

(SEE INDEPENDENT ACCOUNTANT'S REVIEW REPORT)

NET SALES	$ 62,070,041
COST OF SALES	(3,315,759)
OPERATING EXPENSE	
Amortization expense	(725,310)
General and administrative expenses	(12,427,347)
Payroll expenses	(34,896,297)
Lease expenses	(8,584,450)
Total operating expense	(56,633,404)
OPERATING INCOME	2,120,878
NONOPERATING INCOME (EXPENSE)	
Interest income	139,202
Loss on disposal of asset	(68,346)
Interest expense	(686,583)
Impairment	(388,593)
Total nonoperating (expense)	(1,004,321)
NET INCOME	$ 1,116,557

SEE ACCOMPANYING NOTES

Super C Group, LLC

STATEMENT OF MEMBER'S EQUITY

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2024

(SEE INDEPENDENT ACCOUNTANT'S REVIEW REPORT)

BALANCE-January 1, 2024	$	9,751,624
DISTRIBUTIONS		(1,302,250)
NET INCOME		1,116,557
BALANCE-September 30, 2024	$	9,565,931

SUPER C GROUP, LLC

STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2024
(SEE INDEPENDENT INDEPENDENT ACCOUNTANT'S REVIEW REPORT)

CASH FLOWS (USED IN) PROVIDED BY OPERATING ACTIVITIES		
Net income	$	1,116,557
Adjustments to reconcile net income to net cash from operating activities		
Depreciation and amortization		2,205,804
Interest expense related to amortization of debt issuance costs		109,120
Impairment charges		388,593
Loss on disposal of assets		68,346
Changes in operating assets and liabilities that provided (used) cash		
Right of use assets		5,779,549
Accounts receivable		14,205
Inventory		(183,906)
Prepaid expense and other assets		(11,641)
Deposits		2,975
Accounts payable		(125,965)
Restructuring reserve		(338,561)
Right of use lease liabilities		(5,789,449)
Change in intangibles and goodwill		(181,228)
Accrued and other liabilities		831,767
Net cash provided by operating activities		3,886,166
CASH FLOWS (USED IN) PROVIDED BY INVESTING ACTIVITIES		
Purchase of property and equipment-net		(812,122)
Net cash (used in) investing activities		(812,122)
CASH FLOWS (USED IN) FINANCING ACTIVITIES		
Distributions		(1,302,250)
Net cash (used in) financing activities		(1,302,250)
NET INCREASE IN CASH		1,771,794
CASH AT BEGINNING OF THE YEAR		5,974,569
CASH AT END OF THE PERIOD	$	7,746,363
CASH ACTIVITIES - Cash paid for interest	$	577,464

SUPER C GROUP, LLC

NOTES TO FINANCIAL STATEMENTS
For the Nine Months Ended September 30, 2024

NOTE 1 – NATURE OF BUSINESS

Super C Group, LLC (the "Company") is a franchisee of the Regis Corporation (the "Franchisor") and operates approximately 317 hair salons primarily in the Michigan, Ohio, and Pennsylvania markets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. The Company has elected to adopt certain accounting alternatives for private companies developed by the Private Company Council, including the alternatives for accounting for goodwill and intangible assets acquired in business combinations.

Adoption of FSAB ASC 326-Financial Instruments-Credit Losses

FASB ASC 326 was adopted effective January 1, 2023, whereas accounts receivable represents amounts due from the Franchisor for rent, utilities and software. Accounts receivables are reported net of an allowance for doubtful accounts. Management's estimate of the allowance is based on historical collection experience and a review of the current loss model to the expected loss model. The Company analyzed collectability of receivables at September 30, 2024 and determined that some over-paid rents were unlikely to be returned; accordingly an allowance for doubtful accounts was recorded. The balance of accounts receivable at September 30, 2024 and 2023, net of allowances of $27,274 and $7,362 , were $15,372 and $29,577. The impact of the adoption was not considered material to the financial statements.

Inventory

Inventories consist of shampoo, conditioner, and various other hair care and beauty products available for sale to salon customers and are stated at the lower of cost or net realizable value, with cost determined using a weighted average. New receipts are recorded at their actual costs.

The Company purchases all inventory and supplies from the Franchisor or designated vendors.

Property and Equipment

Property and equipment are recorded at cost. The straight-line method is used for computing depreciation and amortization. Assets are depreciated over their estimated useful lives. The cost of leasehold improvements is depreciated (amortized) over the lesser of the length of the related leases or the estimated useful lives of the assets. Costs of maintenance and repairs are charged to expense when incurred. Property and equipment are reviewed for potential impairment whenever events or circumstances indicate that carrying amounts may not be recoverable. For the nine months ended September 30, 2024, $98,246 was the net effect of the impairment charge to property and equipment.

Goodwill

The recorded amounts of goodwill from the business combination are based on management's best estimates of the fair values of assets acquired and liabilities assumed at the date of acquisition.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The Company has elected to apply the private company accounting alternative for goodwill developed by the Private Company Council. Under the accounting alternative, goodwill is amortized on a straight-line basis over a 10-year period. Additionally, goodwill is assessed for potential impairment if events occur, or circumstances change that indicate the fair value of the Company may be less than its carrying value. The Company has elected to test goodwill for impairment at the entity wide level.

The Company has also elected to apply the private company accounting alternative for intangible assets acquired in business combinations developed by the Private Company Council. Under the accounting alternative, certain acquired customer-related intangible assets are not separately recognized apart from goodwill.

Impairment charge of $276,917 was recognized during the nine months ended September 30, 2024, representing an adjustment to Goodwill due to store closings.

Franchise Rights and Fees

Acquired intangible assets subject to amortization, including franchise rights, are stated at cost or, if acquired as part of a business acquisition, at acquisition-date fair values and are amortized using the straight-line method over the term of the related franchise agreements, which is generally 10 years. Intangible assets that are subject to amortization are reviewed for potential impairment whenever events or circumstances indicate that carrying amounts may not be recoverable. For the nine months ended September 30, 2024 $13,430 was recognized as impairment resulting from store closings.

Debt Issuance Costs

Debt issuance costs were incurred by the Company in connection with obtaining the debt disclosed in Note 6. These costs ($327,361) are recorded as a reduction in the recorded balance of the outstanding debt. The costs are amortized over the term of the related debt and reported as a component of interest expense, $109,120 for the period ended September 30, 2024.

Revenue Recognition

The Company has two different revenue streams relating to hair salon services provided and the sale of hair care products. Revenue from hair salon services for September 30, 2024, was $58,178,278. Revenue from product sales for September 30, 2024, was $3,891,763 With the exception of gift cards, all sales to customers, whether related to services or product sales, are recognized at the point of sale, at which time the performance obligation has been fulfilled and payment is received.

The Company offers customers the opportunity to purchase gift cards. At the time of the purchase of the gift card by the customer, the Company records the cash received as a liability. The Company maintains the gift card program from gift card sales at company salons; however, gift cards can be used at other franchisee locations that may not be operated by the Company. When a customer uses a gift card purchased from the Company to pay for a product or salon services, the Company records the revenue from the sale and reduces the liability.

SUPER C GROUP, LLC

NOTES TO FINANCIAL STATEMENTS
For the Nine Months Ended September 30, 2024

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Revenue Recognition-Continued

When a customer uses a gift card purchased from another franchisee to pay for a product or salon services, the Company records the revenue and a corresponding receivable.

When a customer uses a gift card purchased from the Company at another franchisee location, the Company reduces cash and remits funds to the franchisee. The receivables and payables between franchisees are tracked by the Franchisor and settled on a regular basis.

For the nine months ended September 30, 2024, the beginning and ending balances of the Company's contract liabilities from gift cards were $518,526 and $218,514, respectively.

Sales Tax

Sales tax collected and remitted to state governments is not included in net sales in the Company's statement of operations.

Advertising Expense

The Company expenses advertising costs during the nine months in which the costs are incurred. Advertising expense for September 30, 2024, was $1,032,968.

Income Taxes

The Company is treated as a partnership for federal income tax purposes. Consequently, federal income taxes are not payable or provided for by the Company. Members are taxed individually on their pro rata ownership share of the Company's earnings. The Company's net income or loss is allocated among the members in accordance with the Company's operating agreement. Accordingly, the financial statements do not reflect a provision for federal income taxes.

As signed into law by Michigan on December 20, 2021, PA 135 of 2021 amends the Income Tax Act to create a flow-through entity tax in Michigan. Generally, the flow-through entity tax allows certain flow-through entities to elect to file a return and pay tax on income in Michigan and allows members or owners of that entity to claim a refundable tax credit equal to the tax previously paid on that income. As enacted, this tax is retroactive to tax years beginning on or after January 1, 2021, for flow-through entities that make a valid election. The Company made an election for 2022. The election is binding for three years; accordingly, the Company will also file a tax return and pay the applicable tax for the years ending December 31, 2023 and 2024.

Similarly, as signed into law by Maryland on May 8, 2020, bill 523 amended TG 10-102.1 to create a pass-through entity tax in Maryland. Generally, the pass-through entity tax allows certain pass-through entities to elect to file a return and pay tax on income in Maryland and allows members or owners of that entity to claim a refundable tax credit equal to the tax previously paid on that income. As enacted, this tax is retroactive to tax years beginning on or after January 1, 2020, for pass-through entities that make a valid election. The Company made an election for 2021. The election must be filed annually.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Adoption of FASB ASC 842– Leases

Effective January 1, 2022 the Company adopted FASB ASC 842, *Leases.* The Company determines if an arrangement contains a lease at inception based on whether the Company has the right to control the asset during the period and other facts and circumstances. The Company elected the package of practical expedients permitted under the transition guidance within the new standard, which among other things, allowed it to carry forward the historical lease classification.

Restructuring and Asset Impairment Charges

The Company reviews the recoverability of long-lived assets, including property and equipment and intangible assets, when events or changes in circumstances occur that indicate the carrying value of the asset may not be recoverable. The assessment of possible impairment is based on the ability to recover the carrying value of the asset from the expected future pretax cash flows (undiscounted and without interest charges) of the related operations. If these cash flows are less than the carrying value of such asset, an impairment loss is recognized for the difference between estimated fair value and carrying value. The measurement of impairment requires management to make estimates of these cash flows related to long-lived assets, as well as other fair value determinations. The Company completed a store review that identified stores whose carry amounts are not recoverable for the nine months ended September 30, 2024. As a result of this review the Company decreased its impairment reserve by $(338,561) to $112,899.

Subsequent Events

The financial statements and related disclosures include evaluation of events up through and including February 3, 2025, which is the date the financial statements were available to be issued.

NOTE 3-FIXED ASSETS

Property and equipment are summarized as follows:

	Amount	Depreciable Life - Years
Equipment and computers	$ 1,954,285	7
Furniture and fixtures	5,199,788	5
Signage	2,852,087	10
Leasehold Improvements	7,189,075	10
Construction in progress	665	
Total cost	17,195,900	
Accumulated depreciation	(9,078,829)	
Fixed asset impairment	(662,112)	
Net property and equipment	$ 7,454,959	

Depreciation expense for the nine months ended September 30, 2024 was $1,480,494.

NOTE 4-INTANGIBLE ASSETS AND GOODWILL

Intangible assets of the Company at September 30, 2024 are summarized as follows:

	Gross Carrying Amount	Accumulated Amortization
Amortized intangible assets:		
Franchise rights	$ 1,998,923	$ 1,044,746
Above-and below-market leases	218,000	104,960
Total amortized intangible assets	$ 2,216,923	$ 1,149,706

Amortization expense for the nine months ended September 30, 2024 was $187,350.

Estimated amortization expense for the twelve months ending after September 30 is as follows:

Period Ending	Amount
2025	$ 249,800
2026	249,800
2027	249,800
2028	249,800
Thereafter	68,017
Total	$ 1,067,217

NOTE 4 - INTANGIBLE ASSETS AND GOODWILL - CONTINUED

	Carrying Amount	Accumulated Amortization
Amortized intangible assets:		
Goodwill	$ 7,474,689	$ 3,985,893

Amortized expense for goodwill totaled $537,960 for the nine months ended September 30, 2024

Estimated amortization expense for the twelve months ending after September 30 is as follows:

Period Ending	Amount
2025	$ 717,300
2026	717,300
2027	717,300
2028	717,300
2029	619,596
Total	$ 3,488,796

NOTE 5-LONG-TERM DEBT

Long-term debt at September 30 is as follows:

Note payable to a lender with interest at LIBOR plus 3 percent (an approximate rate of 7.0 percent as of September 30,2024). The note is collateralized by substantially all assets of the Company and is due on November 10, 2025	$ 9,007,353
Less unamortized debt issuance costs	(181,869)
Long-term debt less unamortized debt issuance costs	$ 8,825,485

The balance of the above debt (excluding unamortized debt issuance) matures as follows:

Nine Months Ending	Amount
2024	$ -
2025	8,825,485
Total	$ 8,825,485

Interest expense for the nine months ended September 30, 2024 was $577,463. This loan was paid in full on December 19, 2024-See Note 9

Under the agreement with the third-party lender, the Company is subject to various financial covenants, including a senior net leverage ratio, fixed-charge ratio, and capital expenditure limit.

NOTE 6- COMMITMENTS

As disclosed in Note 2, the Company adopted FASB ASC 842 *Leases* effective January 1, 2022. The Company has elected to apply the short-term lease exception to any leases with a term of one year or less and accordingly any such leases are not recorded on the balance sheet. Lease expense is recognized on a straight-line basis over the lease term. As of September 30, 2024 the right-of-use (ROU) assets had a balance of $27,698,722; the corresponding lease liabilities had a balance of $7,275,479 current and $21,627,483 non-current. All leases are classified as operating. The lease assets and liabilities were calculated utilizing a risk-free discount rate, depending on the remaining lease term, according to the Company's elected policy.

The following summarizes the weighted average remaining lease term and discount rate as of September 30, 2024

	Operating
Weighted Average Discount Rate	1.7%
Weighted Average Remaining Lease Term	6.1

The maturities of lease liabilities as of September 30, 2024 were as follows:

	Operating
2025	7,527,834
2026	6,236,946
2027	5,157,973
2028	4,159,353
2029	3,162,609
Thereafter	3,871,317
Less: Interest expense	(1,213,070)
	$ 28,902,962

Operating Lease Obligations/Related Party

The Company is obligated under operating leases primarily for salons, expiring at various dates through 2033. The leases require the Company to pay taxes, insurance, utilities, and maintenance costs.

The Company leases office space from a company owned by two members. The lease requires a monthly payment of $8,382 and expires in February 2025. The lease requires the Company to pay taxes, insurance, utilities, and maintenance costs.

Total lease expense and variable lease payments, under these agreements for the nine months ended September 30, 2024, were $6,622,662 and $1,961,788, respectively, and are classified with operating expenses.

NOTE 7-RETIREMENT PLANS

The Company sponsors a 401(k) plan for employees who meet the eligibility requirements set forth in the plan document. Substantially all of the Company's full-time employees are covered under the plan. The plan provides for the Company to make a discretionary matching contribution. There were no contributions in the nine months ended September 30, 2024.

NOTE 8– CONCENTRATIONS

Cash

At any time, cash balances may be in excess of the Federal Deposit Insurance Corporation (FDIC) limits. The Company maintains cash balances at high quality financial institutions. Accounts at each institution are insured up to $250,000. The Company does not believe there is any risk with respect to these deposits.

NOTE 9-SALE OF SUPER C GROUP, LLC

On December 19, 2024, Regis Corporation purchased the membership interest of ASG Holdings, LLC the sole member and manager of Super C Group, LLC d/b/a Alline Salon Group (a Michigan limited liability company) for $19,000,000 in cash plus $3,000,000 in the stock of Regis Corporation less the closing payments/consideration as described in section 1.2 of the executed membership interest purchase agreement.